UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

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Sierra Income Corporation

(Name of Registrant as Specified in Its Charter)

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SIERRA INCOME CORPORATION

375 Park Avenue, 33rd Floor

New York, New York 10152

(212) 759-0777

March 12, 2015

Dear Stockholder:

You are cordially invited to participate in the 2015 Annual Meeting of Stockholders (the “Meeting”) of Sierra Income Corporation (the “Company” or “Sierra”) to be held on Wednesday, May 13, 2015 at 12:00 p.m., Eastern Time. You will be able to participate in the Meeting by calling 1-877-317-6789. Prior to the Meeting, you will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903.

At the Meeting, you will be asked to: (i) re-elect two directors of the Company; (ii) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (iii) to transact such other business that may properly come before the Meeting. Details of the business to be conducted at the Meeting are set forth in the accompanying Notice of 2015 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.

It is important that your shares be represented at the Meeting. If you are unable to participate in the Meeting by dialing in to 1-877-317-6789, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone prior to the Meeting as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Seth Taube
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 13, 2015.

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2014, are available on the Internet through our website at http://www.sierraincomecorp.com.

The following information applicable to the Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Any control/identification numbers that you need to access your proxy card.

SIERRA INCOME CORPORATION

375 Park Avenue, 33rd Floor

New York, New York 10152

(212) 759-0777

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To be Held on

May 13, 2015, 12:00 p.m., Eastern time

To the Stockholders of Sierra Income Corporation:

The 2015 Annual Meeting of Stockholders (the “Meeting”) of Sierra Income Corporation (the “Company”) will be held on Wednesday, May 13, 2015, at 12:00 p.m., Eastern Time. You can participate in the Meeting by dialing 1-877-317-6789. Prior to the Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. You must have your 12-Digit Control Number in order to vote. The Meeting will be held for the following purposes:

1. To re-elect two directors of the Company to serve for a term of three years or until their successors are duly elected and qualified;

2. To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3. To transact such other business as may properly come before the Meeting.

You have the right to receive notice of and to vote prior to the Meeting if you were a stockholder of record at the close of business on March 5, 2015. If you are unable to participate by dialing into the Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. Thank you for your support of Sierra Income Corporation.

By order of the Board of Directors,

/s/ Seth Taube
Chairman of the Board

New York, NY

March 12, 2015

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the Meeting, you still may participate in the Meeting by dialing 1-877-317-6789.

SIERRA INCOME CORPORATION

375 Park Avenue, 33rd Floor

New York, New York 10152

(212) 759-0777

PROXY STATEMENT

2015 Annual Meeting of Stockholders

To Be Held on May 13, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Sierra Income Corporation (the “Company,” “Sierra,” “we,” “us,” or “our”) for use at the Company’s 2015 Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, May 13, at 12:00 p.m., Eastern Time. You can participate in the Meeting by calling 1-877-317-6789. Prior to the Meeting or prior to any postponements or adjournments, you may vote your shares electronically at www.proxyvote.com. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, are being sent to stockholders on or about March 13, 2015.

We encourage you to vote your shares prior to the Meeting, either by telephone, online or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives your vote in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by voting on-line at www.proxyvote.com. Please send your notification to Sierra Income Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote by telephone or through the internet prior to the Meeting. Any stockholder of record participating in the Meeting by calling 1-877-317-6789 may vote prior to the Meeting whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares prior to the Meeting only if you obtain proper written authority from your institution or nominee prior to voting.

Stockholders of record may also vote via the Internet or by telephone prior to the Meeting. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares prior to the Meeting and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1. To re-elect two directors of the Company to serve for a term of three years or until their successors are duly elected and qualified;

2. To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3. To transact such other business as may properly come before the Meeting.

Record Date and Voting Securities

The record date for the Meeting is the close of business on March 5, 2015 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were 59,796,803 shares of the Company’s common stock outstanding on the Record Date.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, telephonically or by proxy, of the holders entitled to cast one third of the shares of common stock of the Company entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast.

If a quorum is not present at the Meeting, the chairman of the meeting or the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Director. Each director shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast prior to the Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of 2015 Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable out of pocket expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of SIC Advisors, LLC (“SIC Advisors”), the Company’s investment adviser. SIC Advisors is located at 375 Park Avenue, 33rd Floor, New York, New York 10152. No additional compensation will be paid to directors, officers or regular employees of the Company or SIC Advisors for such services.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Meeting.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and directors is c/o Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

	Number of Shares	Percentage
Name	Owned Beneficially(1)	of Class(2)
5% or Greater Stockholder
SIC Advisors, LLC	1,108,144.04	1.85%
Interested Directors (3)
Brook Taube	1,108,144.04	1.85%
Seth Taube	1,108,144.04	1.85%
Independent Directors
Oliver T. Kane	0	0.00%
Valerie Lancaster-Beal	0	0.00%
Stephen R. Byers	0	0.00%
Executive Officers
Jeffrey Tonkel	0	0.00%
Richard T. Allorto, Jr.	0	0.00%
John Fredericks	0	0.00%
All executive officers and directors as a group (8 persons)	1,108,144.04	1.85%

*	Represents less than one percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 59,796,803 shares of the Company’s common stock issued and outstanding on the Record Date.
(3)	The record holder of these shares is SIC Advisors. Brook Taube and Seth Taube indirectly control SIC Advisors, LLC and, as a result, may be deemed to be the beneficial owner of the shares held by SIC Advisors, LLC.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors (3)
Brook Taube	Over $1,000,000
Seth Taube	Over $1,000,000
Independent Directors
Oliver T. Kane	None
Valerie Lancaster-Beal	None
Stephen R. Byers	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,000-$500,000, $500,001-$1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by our directors is based on the current offering price of $10.00 per share. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	Reflects the pecuniary interest of the named persons in the shares of our common stock as a result of their control of SIC Advisors and Medley, LLC.

PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors. Pursuant to our charter, the board of directors is divided into three classes, designated Class I, Class II, and Class III. At the Meeting, two Class III directors shall be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Mr. Seth Taube and Ms. Valerie Lancaster-Beal have each been nominated for re-election for a three year term expiring in 2018. If re-elected, Mr. Taube will continue to serve as a director and chairman of the Board, and Ms. Lancaster-Beal will continue to serve as a director. Neither Mr. Seth Taube nor Ms. Valerie Lancaster-Beal are being proposed for re-election pursuant to any agreement or understanding between themselves and the Company.

Mr. Seth Taube and Ms. Valerie Lancaster-Beal have consented to being named in this proxy statement and to serving as directors if re-elected at the Meeting.

A stockholder can vote for or withhold his or her vote from the nominee. If a stockholder withholds his or her vote for the nominee, such shares will not be voted with respect to the nominee indicated. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the person named below will be unable or unwilling to serve.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for the director nominees. The director nominees have each demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the board of directors and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the board of directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that each such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominees for Class III Directors—Term Expiring 2018

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Seth Taube, 44	Director, Chairman of the Board and Chief Executive Officer	Class III Director since February 2012; Term expires 2015.	Co-CEO of Medley Management, Inc., CEO of SIC Advisors	Director of Medley Capital Corporation.

Mr. Seth Taube is the Chief Executive Officer and Chairman of the Board of Directors of the Company. He also serves as co-Chief Executive Officer and co-Chairman of the Board of Directors of Medley Management Inc. (NYSE: MDLY) and as a Director of Medley Capital Corporation (NYSE: MCC). Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and Morgan Stanley & Co. Mr. Taube received a BA from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain where he was a Rotary Foundation Fellow and an MBA from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our Board of Directors.

Independent Director

Valerie Lancaster-Beal, 59	Director	Class III Director since February 2012; Term expires 2015.	President at VLB Associates, Managing Director, Public Finance at M.R. Beal & Company, Trustee of the City University of New York.	None.

Ms. Lancaster-Beal has served as a director since February 2012. Ms. Lancaster-Beal is the President and founder of VLB Associates, a management consulting firm that provides financial and operational advisory services to middle-market business, investment firms and non-profit organizations. Prior to this, she served as Managing Director at M.R. Beal & Company.

Ms. Lancaster-Beal founded VLB Associates in January of 2014 after co-founding M.R. Beal & Company in 1988. Previously, Ms. Lancaster-Beal worked for Citicorp Investment Bank and Drexel Burnham Lambert.

Ms. Lancaster-Beal is a Trustee of the City University of New York where she is the chair of the Faculty, Staff and Administration committee. She also serves on the Fiscal Affairs Committee. Previously, Ms. Lancaster-Beal served on the Board of Regents of Georgetown University. Ms. Lancaster-Beal holds a B.A. in Economics from Georgetown University and an MBA from the Wharton School of Business of the University of Pennsylvania.

We believe that Ms. Lancaster-Beal’s 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert supports her appointment to the Board of Directors.

Current Directors—Not up for Election at the Meeting

Class II Directors—Term Expiring 2017

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Brook Taube, 44	Director	Director since February 2012; Term expires 2017.	Managing Partner of Medley, Managing Partner of SIC Advisors.	Director and Chairman of the Board of Medley Capital Corporation.

Mr. Brook Taube serves on the Board of Directors of the Company. He also serves as co-Chief Executive Officer, Chief Investment Officer and co-Chairman of the Board of Directors of Medley Management Inc. (NYSE: MDLY) and Chief Executive Officer and Chairman of the Board of Directors of Medley Capital Corporation (NYSE: MCC). Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust. Mr. Taube received a BA from Harvard University.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our Board of Directors.

Independent Director

Stephen R. Byers, 60	Director	Director since February 2012; Term expires 2017.	Independent trustee of DBX ETF Trust.

Stephen R. Byers has served as a director since February 2012. He is an independent trustee of the Deutsche Bank DBX ETF Trust, where he presently serves as lead independent trustee (since February 2015) and member of the audit and nominating committees. Mr. Byers served the Trust as chair of the audit committee and nominating committee from December 2010 to February 2015, and continues to be designated as audit committee financial expert for DBX ETF Trust (since December 2010). Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert report and opinion in financial and investment related matters. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 to 2012. Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as vice chairman, executive vice president, chief investment officer, member of the board of directors and executive committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200B in assets under management. Prior to joining Dreyfus, he served as an executive vice president, partner, chief financial officer, treasurer and member of the board of directors of Gruntal & Co., LLC, from 1998 to 1999. Mr. Byers was a Managing Director at PaineWebber Group Inc. (PWG) and its asset management company Mitchell Hutchins Asset Management from 1986 to 1997, and served in such capacities as chairman of investment policy and risk oversight committee, capital markets director of risk and credit management, and was NASD registered as general principal, financial and operations principal and branch principal. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his M.B.A.—Finance from Roth Graduate School of Business, Long Island University and his B.A.—Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

We believe that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his involvement on DBX ETF Trust’s board and experience in senior management positions support his appointment to our Board of Directors.

Class I Director—Term Expiring 2016

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Oliver T. Kane(2), 64	Director(2)	Class I Director since October 2014; Term expires 2016.	Chairman of the Board of Trustees of the Ashmore Funds from 2010-2012.	Trustee of the Ashmore Funds from 2010-2012.

Oliver T. Kane was elected to the Board on October 1, 2014. From 2010 to 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a US 1940 Act mutual fund complex. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Earlier in his career with J.P. Morgan and Co. and then Equitable Capital Management Corp., Mr. Kane specialized in lending and providing financial advice to corporations in the US, UK/Europe and North and Southeast Asia. Mr. Kane received his PMD from Harvard Business School, and his B.A. from Harvard College.

We believe that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity will make him a valuable addition to the Board.

(1)	The business address of the director nominees and other directors and executive officers is c/o Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

(2)	On October 1, 2014, at the recommendation of the Nominating and Corporate Governance Committee, the Board elected Oliver T. Kane to serve as an independent director of the Company. Mr. Kane will also serve on the Company’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Kane was elected to replace Spencer Neumann, a member of the Board since February of 2012, who resigned from the Board on October 1, 2014. Mr. Neumann’s resignation was not due to any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Jeff Tonkel, 44	President	President of Medley Management Inc., Managing Director of JP Morgan from 2010 to 2011
Richard T. Allorto, Jr., 43	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer of Medley Management Inc., Chief Financial Officer and Secretary of Medley Capital Corporation; Chief Financial Officer of GSC Investment Corp. from 2007 to 2010.
John Fredericks, 51	Chief Compliance Officer	General Counsel of Medley Management Inc., Chief Compliance Officer of Medley Capital Corporation, Partner of Winston & Strawn from 2003 to 2013.

(1)	The business address of the executive officers is c/o Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

Mr. Tonkel is the President of the Company. He also serves as President and a board member of Medley Management Inc. (NYSE: MDLY) and as a Director of Medley Capital Corporation (NYSE: MCC). Prior to Medley, Mr. Tonkel was a Managing Director with JP Morgan serving as CFO of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director of Principal Investments with Friedman Billings Ramsey where he focused on Merchant Banking and Corporate Development investments in the specialty finance, real estate and diversified industrial sectors. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a BA from Harvard University and an MBA from Harvard Business School.

Mr. Allorto is the Chief Financial Officer, Treasurer and Secretary of the Company. He also serves as Chief Financial Officer of Medley Management Inc. (NYSE: MDLY) and Chief Financial Officer and Secretary of Medley Capital Corporation (NYSE: MCC). Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment advisor, including, most recently as Chief Financial Officer of GSC Investment Corp, a business development company that was externally managed by GSC Group. Mr. Allorto started his career at Arthur Andersen in their audit and assurance practice. Mr. Allorto is a licensed CPA and received a BS in Accounting from Seton Hall University.

Mr. Fredericks is the Chief Compliance Officer of the Company. He also serves as General Counsel of Medley Management Inc. (NYSE: MDLY) and Chief Compliance Officer of Medley Capital Corporation (NYSE: MCC). Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers and an associate at Murphy, Weir & Butler. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a BA from the University of California Santa Cruz and a JD from University of San Francisco.

Director Independence

In accordance with our charter, our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors and the Chairman of the Nominating and Corporate Governance

Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

The board of directors has determined that each of the directors and the director nominee is independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Brook Taube and Seth Taube. Messrs. Seth Taube and Brook Taube are interested persons of the Company due to their positions as members of management of SIC Advisors.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders and to perform such other duties as may be assigned to him or her by our board of directors.

Presently, Mr. Seth Taube serves as the Chairman of our board of directors. Mr. Seth Taube is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chief Executive Officer of the Company, and the Chief Executive Officer of SIC Advisors. We believe that Mr. Taube’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Taube’s relationship with SIC Advisors provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the audit committee and the nominating and corporate governance committee, each comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our Chief Compliance Officer, as part of at least one board of directors meeting each year.

Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on our and our Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Our board of directors also receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisor, dealer manager, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with our Advisor to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management. Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, our Advisor and our other service providers.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

Our board of directors currently has two committees: an Audit Committee and a Nominating and Corporate Governance Committee. The Board of Directors does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. During the fiscal year of 2014, our board of directors held eleven board meetings, including four quarterly meetings and six special meetings, five Audit Committee meetings and two Nominating and Corporate Governance Committee meeting. Also, all of our directors attended the 2014 Annual Meeting of Stockholders. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve, with the exception of Mr. Brook Taube. In the case of each unattended meeting, Mr. Taube held discussions with the Company’s management and the other members of the Board of Directors prior to the meetings.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Messrs. Stephen R. Byers, Oliver T. Kane and Ms. Valerie Lancaster-Beal. All of them are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Byers serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Byers is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Byers meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. On March 4, 2015, the board of directors adopted a charter of the Nominating and Governance Committee, which describes its functions and purpose in greater detail. Our nominating and governance committee will consider shareholders’ proposed nominations for directors. The members of the Nominating and Corporate Governance Committee are Messrs. Stephen R. Byers, Oliver T. Kane and Ms. Valerie Lancaster-Beal. All members of the Nominating and Corporate Governance Committee are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Byers served as the Chairman of the Nominating and Corporate Governance Committee since the Company’s inception through March 4, 2015. Effective as of March 4, 2015, Mr. Byers stepped down as Chairman of the Nominating and Corporate Governance Committee and the board of directors appointed Valerie Lancaster-Beal as the Chairman.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to Investor Relations, c/o Sierra Income Corporation 375 Park Avenue, 33rd Floor, New York, New York 10152. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Code of Ethics

The Company has adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Ethics) of the Company.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Seth Taube	—	—	—
Brook Taube	—	—	—
Independent Directors
Stephen R. Byers	$66,500	—	$66,500
Spencer Neumann	$33,500	—	$33,500
Valerie Lancaster-Beal	$53,000	—	$53,000
Oliver T. Kane	$12,000	—	$12,000

(1)	For a discussion of the independent directors’ compensation, see below.

As compensation for serving on our board of directors, each independent director receives an annual retainer fee of $30,000. Independent directors also receive $2,500 ($1,000 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 and each chairperson of any other committee receives an annual fee of $2,500. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer is paid by our administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by him or her to the Company.

Certain Relationships and Transactions with Related Persons

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with SIC Advisors and pay SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from SIC Advisors to assist our board of directors with the valuation of our portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for our portfolio investments. In particular, Mr. Seth Taube, our Chairman and Chief Executive Officer, is Chief Executive Officer of, and has financial and controlling interests in, SIC Advisors. In addition, Mr. Brook Taube, a member of our board of directors, Mr. Jeff Tonkel, our President, Mr. Richard T. Allorto, Jr., our Chief Financial Officer, and Mr. John Fredericks serve as Managing Partner, Principal, Chief Financial Officer, and General Counsel, respectively, for SIC Advisors. Messrs. Brook Taube, Jeff Tonkel, Richard T. Allorto, Jr., and John Frederick also have financial interests in SIC Advisors. In addition, the dealer manager has a right to receive a fixed percentage of the profits generated by SIC Advisors, but otherwise has no equity interest in, or control of, SIC Advisors.

The Investment Advisory Agreement was initially approved by our board of directors on April 5, 2012 and, pursuant to the 1940 Act, remained in effect for a period of two years. On March 12, 2014, the Company’s board of directors approved the renewal of the Investment Advisory Agreement for an additional one-year term at an in person meeting. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at on in person meeting of our board of directors by a majority of our directors who are not interested persons, or by the holders of a majority of our outstanding voting securities.

Our board of directors held an in-person meeting on March 4, 2015, in order to consider and approve the annual continuance of the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, SIC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to SIC Advisors from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of SIC Advisors and its affiliates; and (g) various other factors.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement for a period of one additional year, which will expire on April 5, 2016.

Dealer Manager Agreement

We have entered into a dealer manager agreement with SC Distributors, LLC. An affiliated entity of SC Distributors, LLC has an equity interest in our Advisor and, as a result, SC Distributors may not have conducted an independent due diligence review and investigation of the type it normally performs on unaffiliated issuers.

Co-Investment Opportunities

Our executive officers and directors and the members of SIC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, affiliates of SIC Advisors currently manage private funds and manage accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy. We may compete with entities managed by SIC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by SIC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, SIC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with SIC Advisors’ allocation policy, investment objectives and strategies so that we are not disadvantaged in relation to any other client. SIC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with SIC Advisors will be made based on capital available for investment in the asset class being allocated. In addition, we believe that SIC Advisors and its affiliates have sufficient professionals to fully discharge their responsibilities to the affiliates of SIC Advisors and to us in accordance with SIC Advisors’ fiduciary duty to us. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

In connection with the foregoing, on November 25, 2013, we received the Exemptive Order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would be advantageous for us to co-invest in a manner described in the Exemptive Order. Under the Exemptive Order, we co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations the conditions of the Exemptive Order and our allocation procedures.

Expense Support Agreement

On June 29, 2012, we entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The terms of the Expense Support Agreement commenced as of the date that our registration statement was declared effective by the SEC and will continue until June 30, 2015, unless extended by our board of directors.

Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of our net investment income, net capital gains and the amount of any dividends and other distributions paid to us from our portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. The purpose of the Expense Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.

Either we or SIC Advisors may terminate the Expense Support Agreement at any time, except that if SIC Advisors terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay SIC Advisors all expense support payments made by SIC Advisors within three years of the date of termination.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, one such filing was not made within the prescribed time during the year ended December 31, 2014. In connection with the appointment of Oliver T. Kane as a director, the initial statement of beneficial ownership on Form 3 was not filed within 10 days of the appointment. Mr. Kane’s Form 3 has since been filed and indicates that he does not hold any of the Company’s securities.

Required Vote

Each director shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF APPOINTMENT

OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE 2015 FISCAL YEAR

The Audit Committee and the board of directors have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, subject to ratification or rejection by the stockholders of the Company.

Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table (in thousands) displays fees for professional services by Ernst & Young LLP for the fiscal years ended December 31, 2014 and 2013.

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2014	December 31, 2013
Audit Fees	$459	$319
Audit Related Fees	—	—
Tax Fees	30	22
All Other Fees	—	—

Total	$489	$341

Audit Fees: Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by our board of directors. The Audit Committee is currently composed of Messrs. Stephen R. Byers and Oliver T. Kane and Ms. Valerie Lancaster-Beal.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”), and expressing an opinion on the conformity of GAAP. The Audit

Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of Ernst & Young LLP’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 114 (Auditor’s Communication With Those Charged With Governance). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2014, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC. The Audit Committee also recommended the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2015.

Respectfully Submitted,

The Audit Committee

Stephen R. Byers
Oliver T. Kane
Valerie Lancaster-Beal

Required Vote

The affirmative vote of a majority of the votes cast prior to the Meeting by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL II TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Room. This information will also be available free of charge by contacting us at Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777, or on our website at http://www.sierraincomecorp.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Per the requirements found in SEC rule 14a-8A and the Company’s bylaws, a stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Richard T. Allorto, Jr., Secretary, Sierra Income Corporation, at its address of 375 Park Avenue, 33rd Floor, New York, New York 10152, and the proposal should be received by the Company by November 25, 2015. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Meeting, a timely notice by the stockholder must be delivered not less than the close of business on the later of the ninetieth (90th) day nor more than 120 days prior to the first anniversary of the notice of mailing for the preceding year’s Meeting. If the stockholder is not seeking inclusion of a proposal in the Company’s proxy statement for that annual meeting, timely notice consists of the stockholder’s notice delivered to or mailed and received at the Company’s address not less than ninety (90) days prior to the date of that annual meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer

Sierra Income Corporation

375 Park Avenue, 33rd Floor

New York, New York 10152

The Audit Committee Chairman may be contacted at:

Stephen R. Byers

Audit Committee Chair

Sierra Income Corporation

375 Park Avenue, 33rd Floor

New York, New York 10152

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of 2015 Annual Meeting, Proxy Statement and Annual Report on Form 10-K for our fiscal year ended December 31, 2014 are available at www.sierraincomecorp.com. Instead of receiving future copies of the proxy statement and Annual Report on Form 10-K by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.

Stockholders of Record: You may elect to receive proxy materials electronically next year in place of printed materials by logging on to www.proxyvote.com and entering your control number, which you can locate on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.

Beneficial Stockholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Proxy Statement and Annual Report on Form 10-K electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-759-0777 or by sending an e-mail to sam.anderson@mdly.com.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Broadridge by calling 1-800-542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

By Order of the Board of Directors

/s/ Seth Taube
Chairman and Chief Executive Officer

New York, NY

March 12, 2015

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SIERRA INCOME CORPORATION

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 13, 2015

The undersigned stockholder of Sierra Income Corporation (the “Company”) acknowledges receipt of the Notice of 2015 Annual Meeting of Stockholders of the Company and hereby appoints Seth Taube and Richard T. Allorto, Jr., each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 13, 2015, at 12:00 p.m., Eastern Time. You can attend the Meeting by calling 1-877-317-6789. Prior to the Meeting, you may vote your shares electronically at www.proxyvote.com, and prior to any postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR the Nominees listed in Proposal 1, and FOR Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

SIERRA INCOME CORPORATION.

MAY 13, 2015

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Sierra Income Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Sierra Income Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2

1. The re-election of the following persons (except as marked to the contrary) as directors, who will serve as directors of Sierra Income Corporation until 2018, or until their successors are duly elected and qualified.	FOR ☐	WITHHOLD AUTHORITY ☐	NOMINEE Seth Taube

	FOR ☐	WITHHOLD AUTHORITY ☐	NOMINEE Valerie Lancaster-Beal

2. The ratification of appointment of Ernst & Young LLP as the independent registered public accounting firm for Sierra Income Corporation for the fiscal year ending December 31, 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE
IF HELD JOINTLY